UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2024

ARES CORE INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56695	99-6541890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY 10067
(Address of principal executive office) (Zip Code)
(212) 750-7300
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Net Asset Value (“NAV”)

The NAV per common share of beneficial interest (“Common Share”) of Ares Core Infrastructure Fund (the “Fund”) as of November 30, 2024, as determined in accordance with the valuation policies and procedures employed by Ares Capital Management II LLC, the Fund’s investment adviser and valuation designee, was as follows:

NAV as of November 30, 2024
Common Share	$25.4101

As of November 30, 2024, the Fund’s aggregate NAV was approximately $158.2 million and the fair value of its portfolio investments was approximately $336.4 million.

Fourth Quarter Distributions

On December 23, 2024, the Fund announced the declaration of distributions for the period from August 28, 2024 (commencement of operations) to December 31, 2024 on the Fund’s Common Shares in the amount per Common Share set forth below:

Per Common Share Distribution
$0.9221
The distribution for the Common Shares is payable to shareholders of record as of the close of business on December 31, 2024 and will be paid on or about January 23, 2025.

The distribution for the period from August 28, 2024 (commencement of operations) to December 31, 2024 will be paid in cash or reinvested in Common Shares for shareholders participating in the Fund’s distribution reinvestment plan.

Portfolio and Business Commentary

As of November 30, 2024, the Fund had one equity investment(1) with total fair value of approximately $336.4 million. As of November 30, 2024, based on fair value, the Fund’s portfolio investments consisted of the following:

As of November 30, 2024
Portfolio Investments
Other equity	100.00%
Total	100.00%

(1)The underlying 2.6 gigawatt portfolio consists of 15 projects in operation across ERCOT, MISO, PJM and SPP, of which 53% is solar, 25% wind and 22% co-located battery storage capacity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CORE INFRASTRUCTURE FUND

Dated: December 23, 2024

	By:	/s/ Christina Oh
	Name:	Christina Oh
	Title:	Chief Financial Officer and Treasurer

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